Exhibit 99.1

Bestpath Enters into Definitive Merger Agreement with Aquaron Acquisition Corp. (Nasdaq: AQU)

SHANGHAI, China and NEW YORK, NY, March 23, 2023 – Bestpath (Shanghai) IoT Technology Co., Ltd. (轻程(上海)物联网科技有限公司) (“Bestpath” or the “Company”), a pioneer in the technology and application of hydrogen fuel cell powered vehicles in China, and Aquaron Acquisition Corp. (“Aquaron”) (Nasdaq: AQU), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive merger agreement (the “Merger Agreement”) that will result in Bestpath being operated under a holding entity named Bestpath Group Limited, an exempted company incorporated in Cayman Islands (“Pubco”) and plans to trade on the Nasdaq Stock Market (the “Proposed Transaction”). The Proposed Transaction reflects an initial equity value of approximately $1.2 billion.

Founded in 2019, Bestpath is a pioneering hydrogen fuel cell powered vehicle company in China and is committed to building an innovative hydrogen energy ecosystem by integrating resources of the industrial chain, including vehicle manufacturing and energy supply. With solid experience in supply chain integration, logistics operations, technology research and development, and urban planning, Bestpath focuses on the entire lifecycle of hydrogen energy applications and is committed to promoting the commercialization of various types of hydrogen fuel cell powered vehicles in multiple scenarios, including logistics and container transportation, while accelerating the development of the hydrogen energy industry chain in China.

By leveraging its solid industry experience and partnerships, Bestpath has established, in Shanghai, a manufacturing facility for research and development of hydrogen fuel cell powered vehicles, which is operated by its wholly-owned subsidiary Huture Motors (Shanghai) Co., Ltd. (“Huture Motors”). This facility is staffed by a team of highly skilled engineers and technicians with extensive working experience with reputable vehicle manufacturing companies. Through this facility, Bestpath aims to expand its manufacturing capabilities and further its commitment to sustainable and environmentally-friendly transportation.

Management Commentary

“We are excited to announce this important milestone for Bestpath,” said Mr. Kecheng Liu, founder and chief executive officer of Bestpath. “This transaction will enable us to accelerate our growth strategy, expand our market presence, and enhance our ability to deliver comprehensive solutions to customers in the hydrogen fuel cell powered vehicle market. With our core expertise in research and development, manufacturing, and sales of hydrogen fuel cell powered vehicles, as well as the construction of hydrogen refueling stations for the provision of hydrogen supply services, we are well positioned to capitalize on the growing demand for environmentally-friendly transportation solutions. We look forward to working closely with our new partners and investors to achieve our long-term goals.”

“We are proud to be a partner to Bestpath, and completing our business combination is a tremendous step forward,” said Ms. Yi Zhou, the chief executive officer and chairwoman of Aquaron. “We believe that Bestpath is a leader in the hydrogen fuel-cell industry in China, and that they are now poised to transform the hydrogen energy ecosystem to offer the world a solution of zero emission hydrogen mobility and decarbonizing economies. The Aquaron team and I are excited to support Bestpath in its transition to a public company. I would also like to thank the Bestpath team for their amazing contributions and tireless work on this transaction.”

Transaction Overview

The Proposed Transaction values the combined company upon the closing of the Proposed Transaction (“Combined Company”) at an implied pro forma pre-money enterprise value of approximately US$1,200,000,000, at a price of US$10.00 per share. Upon closing, the current shareholders of Bestpath will retain a majority of the outstanding shares of the Combined Business and Bestpath will designate a majority of the proposed directors for the Combined Company board.

Proceeds from the Proposed Transaction are expected to be utilized for working capital and general corporate purposes.

The board of directors of both Bestpath and Aquaron have unanimously approved the Proposed Transaction, which is expected to be completed later this year, subject to, among other things, completion of Bestpath’s internal reorganization, approval by the shareholders of Aquaron and Bestpath, regulatory approvals and other customary closing conditions, including a registration statement on Form F-4 (the “Registration Statement”) to be filed by the Pubco being declared effective by the SEC, and the listing application of the Pubco being approved by the Nasdaq Stock Market LLC.

Additional information about the Proposed Transaction, including a copy of the Merger Agreement, will be provided in a Current Report on Form 8-K to be filed by Aquaron with the SEC and available at https://www.sec.gov/.

Advisors

Paul Hastings LLP, Zhonglun Law Firm and Ogier are serving as legal counsel to Bestpath. Wilson Sonsini Goodrich & Rosati, P.C. and Jingtian & Gongcheng are serving as legal counsel to Aquaron. Arbor Lake Investment Limited is serving as advisor to Aquaron.

About Bestpath

Bestpath is a pioneer in the technology and application of hydrogen fuel cell powered vehicles in China. Bestpath’s core business includes research and development, manufacturing, and sales of hydrogen fuel cell powered vehicles as well as construction and operation of hydrogen refueling stations for the provision of hydrogen supply services. With a focus on innovation, Bestpath is committed to helping customers succeed in the transition to a low-carbon and sustainable future.

About Aquaron Acquisition Corp.

Aquaron is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements also include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, the estimated implied enterprise value of the Combined Company, Bestpath’s ability to scale and grow its business, the advantages and expected growth of the Combined Company, the Combined Company’s ability to source and retain talent, the cash position of the Combined Company following closing of the Proposed Transaction, Aquaron’s and Bestpath’s ability to consummate the Proposed Transaction, and expectations related to the terms and timing of the Proposed Transaction, as applicable. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Aquaron’s and Bestpath’s management and are not predictions of actual performance.

These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Aquaron and Bestpath believes that it has a reasonable basis for each forward-looking statement contained in this press release, each of Aquaron and Bestpath cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement/prospectus included in the Registration Statement relating to the Proposed Transaction, which is expected to be filed by the Pubco with the SEC and other documents filed by the Pubco or Aquaron from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither Aquaron nor Bestpath can assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the ability to complete the Proposed Transaction due to the failure to obtain approval from Aquaron’s shareholders or satisfy other closing conditions in the Merger Agreement, the occurrence of any event that could give rise to the termination of the Merger Agreement, the ability to recognize the anticipated benefits of the Proposed Transaction, the amount of redemption requests made by Aquaron’s public shareholders, costs related to the Proposed Transaction, the risk that the Proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the Proposed Transaction, the outcome of any potential litigation, government or regulatory proceedings, and other risks and uncertainties, including those to be included under the heading “Risk Factors” in the Registration Statement to be filed by the Pubco with the SEC and those included under the heading “Risk Factors” in the annual report on Form 10-K for year ended December 31, 2022 of Aquaron and in its subsequent quarterly reports on Form 10-Q and other filings with the SEC. There may be additional risks that neither Aquaron nor Bestpath presently knows or that Aquaron and Bestpath currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The forward-looking statements in this press release represent the views of Aquaron and Bestpath as of the date of this press release. Subsequent events and developments may cause those views to change. However, while Aquaron and Bestpath may update these forward-looking statements in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Aquaron or Bestpath as of any date subsequent to the date of this press release. Except as may be required by law, neither Aquaron nor Bestpath undertakes any duty to update these forward-looking statements.

Additional Information and Where to Find It

In connection with the Proposed Transaction, Aquaron and Bestpath intend to cause a registration statement on Form F-4 to be filed with the SEC, which will include a proxy statements to be distributed to Aquaron’s shareholders in connection with Aquaron’s solicitation for proxies for the vote by Aquaron’s shareholders in connection with the Proposed Transaction and other matters as described in the registration statement, as well as a prospectus relating to Aquaron’s securities to be issued in connection with the Proposed Transaction. Aquaron’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Aquaron’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Proposed Transaction, because these documents will contain important information about Aquaron, Bestpath and the Proposed Transaction. After the registration statement is filed and declared effective, Aquaron will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date to be established for voting on the Proposed Transaction. Shareholders may also obtain a copy of the preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, as well as other documents filed with the SEC regarding the Proposed Transaction and other documents filed with the SEC, without charge, at the SEC’s website located at www.sec.gov.

Participants in Solicitation

Aquaron, Bestpath and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Aquaron’s shareholders in connection with the Proposed Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Aquaron’s shareholders in connection with the Proposed Transaction will be set forth in the proxy statement/prospectus included in the Registration Statement to be filed with the SEC in connection with the Proposed Transaction. You can find more information about Aquaron’s directors and executive officers in Aquaron’s final prospectus related to its initial public offering dated October 3, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transaction, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of Aquaron, Bestpath or the Combined Company, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

For investor inquiries, please contact:

Bestpath (Shanghai) IoT Technology Co., Ltd.

Ms. Li Zhang

Chief Operating Officer

3-5/F, No.715, Yingshun Road, Qingpu District,

Shanghai, PRC

Aquaron Acquisition Corp.:

Ms. Yi Zhou

Chief Executive Officer

515 Madison Ave., 8th Floor

New York, NY 10022

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